SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Definitive Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

ECO SOIL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

(Eco Soil Logo)

August 6, 2001

Dear Stockholder:

      I am pleased to invite you to the Annual Meeting of Shareholders of Eco Soil Systems, Inc. The meeting will be held on Friday, September 21, 2001, starting at 3:00 p.m., Pacific Daylight Time, at Eco Soil’s corporate headquarters located at 10740 Thornmint Road, San Diego, California 92127.

      Important information concerning the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The business to be conducted at the meeting includes the election of two directors, the consideration of a proposal related to our existing convertible debenture financing, consideration of a proposal to effect a reverse split of our common stock, and the consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

      Our Board of Directors has fixed the close of business on August 1, 2001 as the record date for determining those shareholders who are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

      Your vote is important. Registered shareholders can vote their shares by mailing back the accompanying proxy card. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Mailing your completed proxy card will not prevent you from voting in person at the Annual Meeting if you wish to do so.

      Our Board of Directors and members of management look forward to meeting personally those shareholders who attend the Annual Meeting.

      A copy of our Annual Report to Shareholders for the year ended December 31, 2000 is included in this mailing to all shareholders entitled to notice of and to vote at the Annual Meeting.

Sincerely yours,

William B. Adams

Chairman of the Board and
Chief Executive Officer

Eco Soil Systems, Inc.

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT

To the Shareholders of Eco Soil Systems, Inc.:

      Notice is hereby given that the Annual Meeting of the Shareholders of Eco Soil Systems, Inc. (“Eco Soil” or the “Company”), will be held at the Company’s corporate offices located at 10740 Thornmint Road, San Diego, California 92127 on Friday, September 21, 2001 at 3:00 p.m. for the following purposes:

1. To elect two directors for a three-year term to expire at the 2004 Annual Meeting of Shareholders. The present Board of Directors of Eco Soil Systems, Inc. has nominated and recommends for election as directors the following two persons:

               William S. Potter
               Andrew Schachter

2. To approve, in accordance with Nasdaq National Market Rule 4350(i)(1)(D), the issuance by the Company of more than 20% of its common stock (based on 18,607,820 shares of common stock outstanding on January 24, 2000) upon the conversion of the Company’s 7% convertible secured debentures and upon exercise of related warrants.

3. To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of our common stock, at a ratio between one-for-ten and one for twenty to be determined at the discretion of the Board of Directors.

4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on August 1, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of Eco Soil Systems, Inc., 10740 Thornmint Road, San Diego, California 92127.

      Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

      All shareholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Max D. Gelwix
Secretary

San Diego, California

August 6, 2001

ECO SOIL SYSTEMS, INC.

10740 Thornmint Road
San Diego, California 92127

PROXY STATEMENT

for
ANNUAL MEETING OF SHAREHOLDERS
September 21, 2001

       The Board of Directors (the “Board”) of Eco Soil Systems, Inc., a Nebraska corporation is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of Eco Soil to be held on September 21, 2001 (the “Annual Meeting”), and at any adjournments thereof. This Proxy Statement will be first sent to shareholders on or about August 15, 2001.

      As of August 1, 2001, 21,661,600 shares of the Eco Soil’s common stock, $.005 par value per share, were outstanding, representing the only voting securities of Eco Soil. Each share of common stock is entitled to one vote.

      Eco Soil’s mailing address is 10740 Thornmint Road, San Diego, California 92127.

Record Date

      Shareholders of record at the close of business on August 1, 2001 (the “Record Date”) will be entitled to notice and to vote at the Annual Meeting or any adjournments thereof.

Voting and Revocation of Proxies

      Votes cast by Proxy or in person at the Annual Meeting will be counted by the persons appointed by Eco Soil to act as Inspectors of Election for the Annual Meeting. The Inspectors of Election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes.” Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board, the approval of the proposal relating to the convertible debentures and the approval of the proposal relating to the proposed reverse stock split as indicated in the accompanying Proxy card.

      A Proxy may be revoked by written notice to the Secretary of Eco Soil at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

      Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board’s nominees for director, the approval of the proposal relating to the convertible debentures and the approval of the proposal relating to a reverse stock split. As to any other business, which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, Proxies received by the Board will be voted in accordance with the best judgment of the holders thereof.

Solicitation of Proxies; Expenses

      Eco Soil will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or facsimile transmission, by officers, directors, and other employees of Eco Soil. Eco Soil will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. Eco Soil’s Transfer Agent, American Stock Transfer & Trust Company will tabulate votes.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Board currently consists of six members. Eco Soil’s Articles of Incorporation provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class II directors. The nominees are William S. Potter and Andrew Schachter. The Class I and Class III directors have two years and one year, respectively, remaining on their terms of office. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board to fill such vacancy. Both nominees are members of the present Board.

      In voting for the election of directors of Eco Soil under the Nebraska Business Corporation Act, all shareholders may cumulate their votes in the election of directors for any nominee if the nominee’s name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to vote one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Proxy solicited by the Board confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of directors. The Proxy may not be voted for more than two persons.

Information Regarding Directors

      The information set forth below as to the Board’s nominees for director has been furnished to Eco Soil by the respective nominees for director:

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Term Expiring at the

2004 Annual Meeting of Shareholders

Name	Age	Present Position with the Company

William S. Potter	57	Director

Andrew Schachter	32	Director

      William S. Potter has served as a director of Eco Soil since August 1992. Since 1988, Mr. Potter has been President of Rugged Rigger, Inc., a personal services corporation, which has created Pauma Valley Organics, a certified organic produce farm. From 1970 to 1988, Mr. Potter worked in various capacities for H.M. Stevens Incorporated, a national food service and catering company specializing in sporting events, culminating in the positions of Operational Vice President and Director.

      Andrew Schachter joined Eco Soil as a director in April 2001. Since November 2000, Mr. Schachter has been consulting for a number of different firms and is currently the Interim CEO of Interactive Telesis, where he also serves on the Board of Directors. From 1997 to November 2000, Mr. Schachter founded and was the President of Think Interactive, a business and brand strategy consulting company, which merged with U.S. Interactive. Prior to Mr. Schachter’s departure from U.S. Interactive, he served as a consultant with the company for a six-month transition period. Mr. Schachter started his career with Chiat/ Day Advertising as an Art Director and over time and up until 2000, he was involved with brand/business strategy for the company. Mr. Schachter received his B.A. and M.B.A. from York University located in Toronto, Ontario.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring at the

2002 Annual Meeting of Shareholders

Name	Age	Present Position with the Company

William B. Adams	54	Chairman of the Board, Chief Executive Officer and Director

Max D. Gelwix	51	President, Chief Operating Officer, Chief Financial Officer, Secretary and Director

      William B. Adams has served as Chairman of the Board and Chief Executive Officer of Eco Soil since March 1991. From 1985 to 1994, Mr. Adams was Chairman of the Board of Chronimed, Inc., a publicly held medical products company, and served as Chairman of the Board of Orphan Medical, Inc., a publicly traded spin-off of Chronimed through December 1998. Prior to his involvement with Eco Soil, Mr. Adams founded WBA Consultants, Ltd., a management consulting firm, in 1980 and participated as chief executive officer in corporate turnarounds. From August 1989 to February 1991, Mr. Adams was Executive Chairman of Printrak, Inc., a publicly held developer of specialized identification systems used by the law enforcement community. From April 1986 to April 1988, Mr. Adams was President and Chief Executive Officer of Check Technology Corporation, a manufacturer of electronic printing equipment. Mr. Adams received his B.A. from Texas Tech University.

      Max D. Gelwix joined Eco Soil in September 1997 as Vice President and was promoted to President and Chief Operating Officer in March 2000. In addition, in May 2001, he was appointed the Chief Financial Officer and Secretary. From 1979 through June 1996 he served as Executive Vice President of Arthur J. Gallagher & Co., a risk management and insurance brokerage agency, and was the President of Maxell Enterprises, a risk management consulting firm, from June 1996 through September 1997. Mr. Gelwix received his B.S. degree from Colorado State University.

Term Expiring at the

2003 Annual Meeting of Shareholders

Name	Age	Present Position with the Company

Allan R. Lyons	60	Director

Edward N. Steel	53	Director

      Allan R. Lyons, CPA joined Eco Soil as director in December 2000 and has been a significant shareholder for a number of years. He currently acts through 21st Century Strategic Investment Planning, LC, as a managing partner of both Lyonshare Venture Capital and Vestal Venture Capital, general partnerships investing in private placements of both public and private companies. He also serves on the Board of Directors for Ambanc Holding Company, Inc., a $700 million thrift based in Amsterdam, NY. In late 1999, Mr. Lyons retired from Piaker & Lyons, a diversified CPA firm where he specialized in taxes, estate and financial planning. Before becoming Chairman and CEO of Piaker & Lyons in 1994, Mr. Lyons had been a partner of the firm since 1968. Mr. Lyons holds a B.A. in accounting from State University at Binghamton (Harpur College) and a MBA in accounting from Ohio State University.

      Edward N. Steel has served as a director of Eco Soil since July 1999. Since February 1986, Mr. Steel has been the President of Boardroom Homebuilders, Inc., a privately held construction company. From May 1975 to January 1986, Mr. Steel worked in various capacities for IBM culminating in the position of Manager of Strategic Planning.

Board Meetings and Committees

      Eco Soil’s Board held nine regularly scheduled meetings during 2000. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served. The

Board has established a Compensation Committee and an Audit Committee. Eco Soil does not have a Nominating Committee.

  Compensation Committee

      The Compensation Committee consists of Messrs. Adams, Potter and Steel. The Compensation Committee provides recommendations concerning salaries and incentive compensation for Eco Soil’s officers and administers Eco Soil’s benefit plans, other than the 1992 Stock Option Plan. The Compensation Committee held two meetings during 2000.

  Audit Committee

      The Audit Committee consists of Messrs. Lyons, Schachter and Steel. The Audit Committee assists the Board in overseeing and monitoring Eco Soil’s financial reporting practices. See “Report of Audit Committee” for a further description of the functions performed by the Audit Committee. The Audit Committee held three meetings during 2000.

  Compensation of Directors

      On September 11, 2000, Eco Soil’s Board approved an outside director compensation program. The program entitles the directors to receive the following:

(i) a retainer fee of $15,000 payable in semi-annual installments,

(ii) a fee of $1,000 for meetings attended, plus all reasonable travel and out-of-pocket expenses,

(iii) options to purchase 30,000 shares of common stock at the then-current market price, vesting equally over a three year period upon the completion of a service term, and for Audit and Compensation Committee members, options to purchase 2,500 shares of common stock at the then current-market price, vesting at the end of each year served.

Report of Audit Committee

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with McGladrey & Pullen, LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with McGladrey & Pullen their independence from management and the Company including the matters in written disclosures required by the Independent Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

      The Committee discussed with McGladrey & Pullen the overall scope of their audit. The Committee met with McGladrey & Pullen to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee has ratified the Board’s determination to the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Dated: June 7, 2001

The Audit Committee

Allan R. Lyons
Edward N. Steel

      Mr. Schachter was appointed to the Audit Committee subsequent to the date of its report.

Recommendation of the Board

      The Board recommends that shareholders vote FOR the nominees set forth above. Proxies solicited by the Board will be so voted unless shareholders specify otherwise on the accompanying Proxy.

PROPOSAL 2

APPROVAL OF CONVERTIBLE DEBENTURE FINANCING

      Effective on January 24, 2000, as part of Eco Soil’s continuing efforts to meet its working capital needs, Eco Soil secured financing from four institutional investors (together, the “Investors”) through the issuance of $4,500,000 in principal amount of secured convertible debentures and related warrants, which were amended and restated in their entirety on March 7, 2001 (the “Debentures”), bearing interest at a seven percent annual rate and maturing on January 24, 2002, if not sooner converted (the “Convertible Debenture Financing”).

      Under the terms of the Debentures, the Investors can elect to convert the principal and accrued but unpaid interest under the Debentures into shares of our common stock, at a conversion price per share equal to the lowest of:

(1) $3.00;

(2) the greater of $1.25 or the 5-trading day average closing bid price of our common stock calculated immediately prior to January 24, 2001; or

(3) 90% of the three lowest closing bid prices of our common stock during the 15 consecutive trading days ending with the last trading day prior to the date of conversion.

      The conversion price is not subject to a floor. The amount of indebtedness which can be converted by the Investors, however, is subject to a monthly cap, which in any month cannot exceed the greater of (a) $525,294 or (b) 18% of the average cumulative trading volume of Eco Soil’s common stock per month based on trading volume for the immediately preceding month, multiplied by 1.667. Any unused portion of such cap accrues and is added to the cap amount for the next month.

      In connection with the Convertible Debenture Financing, Eco Soil issued to the Investors: (a) warrants on January 24, 2000 for 356,437 shares of common stock at a strike price of $4.488 per share (determined based on 110% of the 5-trading day average closing bid price of our common stock prior to the issuance date of the warrant), which, on June 23, 2000 and pursuant to the terms of the warrants, were replaced by an equal number of warrants for an equal number of shares of common stock at a strike price of $1.00 per share (determined based on 110% of the 5-trading day average closing bid price of our common stock prior to the 180th day after the issuance date of the original warrant), (b) warrants on June 23, 2000 for 75,000 shares of common stock at a strike price of $2.50 per share, (c) warrants on March 7, 2001 for 500,000 shares of common stock at a strike price per share equal to the lesser of $1.10 or 110% of the 5-trading day average closing bid price of our common stock calculated on the 180th day after the issue date of the warrants and (d) warrants on April 2, 2001 for 200,000 shares of common stock also at a strike price per share equal to the lesser of $1.10 or 110% of the 5-trading day average closing bid price of our common stock calculated on the 180th day after the issue date of the warrants (collectively, the “Warrants”). Each Warrant may be exercised any time during the five years from the grant date of such Warrant.

      Because the Convertible Debenture Financing involves the potential issuance of shares exceeding Nasdaq’s 20% Share Limitation and also potentially exceeding a number of shares that would be deemed to constitute a change of control under Nasdaq rules, both as described below, shareholder approval is required before Eco Soil could properly issue to the Investors more than 3,721,564 shares of common stock upon conversion of the Debentures and exercise of the Warrants. Under the terms of our purchase agreement with the Investors, Eco Soil agreed to include this Proposal in our proxy and to solicit and obtain your approval for it. If Eco Soil is not successful in securing shareholder approval of this Proposal, Eco Soil will be in breach of its obligations to the Investors, and as a partial remedy therefor, Eco Soil will be required to pay the Investors 2% per month of the aggregate purchase price of the Debentures until such approval is obtained. The Investors also would be able to declare the Debentures in default and make the entire indebtedness thereunder immediately due and payable. The Board believes that shareholder approval of this Proposal will increase the likelihood that the Investors will convert more of their debt into equity, thereby decreasing our debt burden and freeing up any available cash for working capital purposes.

      The terms of the Convertible Debenture Financing are complex. Any summary of terms will be general in nature and must be qualified by reference to the actual agreements. The form of Debenture and the two forms of related Warrants are attached to this Proxy Statement as Appendices A, B, and C, respectively. We urge any shareholders desiring a more detailed understanding of the terms of the Convertible Debenture Financing to refer to such Appendices.

Nasdaq Shareholder Approval Requirements

      This Proposal is submitted for shareholder approval pursuant to Nasdaq Marketplace Rule 4350, which is one of several non-quantitative designation criteria required of a Nasdaq National Market issuer, such as Eco Soil. Two events that require prior shareholder approval pursuant to Rule 4350 are as follows:

      Issuances of More than 20% of Outstanding Stock. Shareholder approval is required in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. (Rule 4350(i)(1)(D)).

      Change of Control Transaction. Shareholder approval is required in connection with the issuance of securities when the issuance or potential issuance will result in a change of control of the issuer. (Rule 4350(i)(1)(B)).

      Because the Convertible Debenture Financing described in this Proposal involves the potential issuance by Eco Soil of common stock greater than 20% of Eco Soil’s common stock outstanding prior to the financing at below market value (the “20% Share Limitation”) and because it also could potentially result in issuances resulting in a change of control for purposes of Nasdaq rules, your approval is required before Eco Soil could begin issuing any securities in excess of the 20% Share Limitation. Eco Soil’s purchase agreement with the Investors currently limits issuances to the Investors in excess of the 20% Share Limitation until Eco Soil obtains shareholder approval. Accordingly, this Proposal solicits your approval for the Convertible Debenture Financing pursuant to these Nasdaq rules. Absent such approval, Eco Soil could be immediately forced to redeem the Debentures and begin paying damages to the Investors.

      If Eco Soil does not obtain approval from its shareholders for this Proposal, but Eco Soil nonetheless issues common stock upon conversion of the Debentures or exercise of the Warrants as described herein in excess of Nasdaq’s 20% Share Limitation, Nasdaq could delist Eco Soil’s common stock on the Nasdaq National Market. Eco Soil already has received a Nasdaq Staff Determination that it has not maintained compliance with a separate requirement for continued listing — the minimum bid requirement under Marketplace Rule 4450(a)(5). As a result, Eco Soil’s common stock is subject to delisting from the Nasdaq National Market. Eco Soil has requested a hearing before the Nasdaq Listing Qualifications Panel to appeal the determination regarding the minimum bid price requirement. Eco Soil’s common stock will continue to trade on The Nasdaq National Market until a final determination is made by the Qualifications Panel following the hearing. As discussed in Proposal 3 below, there can be no assurance that the Qualifications Panel will grant Eco Soil’s request for continued listing.

      If Eco Soil’s common stock is delisted for any reason, the common stock could be traded in the Over-the-Counter market or the OTC Electronic Bulletin Board, an electronic bulletin board established for securities that do not meet the Nasdaq National Market or Nasdaq SmallCap Market listing requirements, in what is commonly referred to as the “pink sheets.” In such event, the market price of the common stock may be adversely impacted and you may find it difficult to dispose, or obtain accurate quotations as to the market value, of your shares of common stock.

Possible Dilutive Effect to Common Shareholders

      Because the conversion price of the Debentures can fluctuate based on the market price of Eco Soil’s common stock, there is no limit on the number of shares of common stock into which the Debentures may be converted. Accordingly, if shareholders approve conversions in excess of Nasdaq’s 20% Share Limitation as contemplated by the Convertible Debenture Financing and the market price of the common stock remains substantially below the market price on the date of issuance of the Debentures or if such market price declines further, the existing holders of common stock could face substantial dilution of their voting power and percentage ownership in Eco Soil. Furthermore, public resales of common stock following conversion of the Debentures and exercise of the Warrants could also depress the market price of the common stock. Even if shareholder approval is not obtained and Eco Soil does not issue more than 19.99% of our common stock upon conversion of the Debentures and exercise of the Warrants, holders of common stock may experience dilution upon such conversion and exercise up to that limit.

Limited Effect of Restrictions on Conversion

      Even though each holder of a Debenture is prohibited from converting its Debenture into more than 9.99% of the outstanding common stock following such conversion (taking into account any other shares of common stock held by such holder at the time of conversion), this restriction does not prevent such holder from either waiving that limitation or converting a portion of the Debenture and then selling the shares of common stock received upon such partial conversion, and thereafter converting the rest or another significant portion of the Debenture. In this way, individual holders of the Debentures could sell more than 9.9% of the outstanding common stock in a relatively short time while never holding more than 9.9% at any given time.

Required Vote

      The affirmative vote of a majority of the total votes cast on the proposal in person or by proxy at the Annual Meeting is required to approve the foregoing proposal.

Recommendation of the Board

      The Board recommends that shareholders vote FOR the proposal described above relating to the Convertible Debenture Financing. Proxies solicited by the Board will be voted in favor of the proposal unless shareholders specify otherwise on the accompanying Proxy.

PROPOSAL 3

TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO EFFECT A REVERSE SPLIT

OF ECO SOIL’S COMMON STOCK AT A RATIO OF UP TO ONE-FOR-TWENTY

      The Board has unanimously adopted a resolution approving and recommending to Eco Soil’s shareholders for their approval, a proposal to authorize a reverse stock split of the shares of common stock of Eco Soil at a ratio ranging from one-to-ten to one-to-twenty, as determined by the Board to be in the best interests of Eco Soil (the “Reverse Stock Split”). In determining the ratio of the Reverse Stock Split, the Board will assess numerous factors including, but not limited to, analysis of our most recent fiscal quarter, general economic conditions, the existing and expected marketability and liquidity of our common stock and our listing status on the Nasdaq National Market. The complete text of the form of the Reverse Stock Split is set forth as Appendix D of this Proxy Statement (the “Reverse Stock Split Amendment”). The Board believes that approval of a range of reverse split ratios, rather than approval of a specific reverse split ratio, provides the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split. The Reverse Stock Split will be effected by reducing the number of issued and outstanding shares of common stock by the ratio determined by the Board to be in the best interests of Eco Soil, but will not increase the par value of the common stock and will not change the number of authorized shares of common stock.

Reasons for the Reverse Stock Split

      The Board believes that the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual shareholders, and the potential ability of Eco Soil to raise capital by issuing new shares. Also, Eco Soil is exposed to de-listing proceedings by Nasdaq due to the recent per share price.

      Eco Soil’s common stock is currently listed on the Nasdaq National Market. The continued listing requirements of the Nasdaq National Market require, among other things, that our common stock maintain a closing bid price in excess of $1.00 per share. As of March 28, 2001 our stock price had been less than $1.00 for 30 consecutive trading days, putting Eco Soil in violation of Nasdaq qualification standards for continued listing. Nasdaq notified Eco Soil that it had until July 2, 2001 to raise its stock price above $1.00 for 10 consecutive trading days or be subject to de-listing following a de-listing hearing. On July 5, 2001, we received a Nasdaq Staff Determination from the Nasdaq Stock Market indicating that our common stock would be delisted from the Nasdaq National Market because the stock failed to maintain the minimum bid price of $1.00. We have appealed the decision to delist our common stock and have been scheduled for a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination on August 23, 2001. The Board believes that, following the Reserve Stock Split, our shares of common stock would meet the minimum bid price requirement of the continued listing requirements of the Nasdaq National Market.

      If Nasdaq were to delist our common stock, it would reduce the level of liquidity currently available to our shareholders. If our common stock were delisted, the price of the common stock would, in all likelihood, decline. In addition, it would be an event of default under our Convertible Subordinated Debentures if our shares were delisted from Nasdaq. If our common stock is delisted from the Nasdaq National Market, we could apply to have the common stock quoted on the Nasdaq SmallCap Market. The Nasdaq SmallCap Market has a similar set of criteria for initial and continued quotation. We may not, however, meet the requirements for initial or continued quotation on the Nasdaq SmallCap Market. If we were not able to meet the requirements of the Nasdaq SmallCap Market, we would apply for trading of our common stock on an electronic bulletin board established for securities that do not meet the Nasdaq SmallCap Market listing requirements, in what is commonly referred to as the “pink sheets.”

      In addition, a higher stock price may increase investor interest and reduce resistance of brokerage firms to recommend the purchase of our common stock. Certain institutional investors have internal policies preventing the purchase of low-priced stocks and many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts. Further, a variety of brokerage house policies and practices tend to discourage brokers within those firms from dealing in low-priced stocks. Moreover, the Board believes that the perception of the investment community may be negative toward common stock that sells below $1.00 per share and that the Reverse Stock Split may improve the perception of our common stock as an investment.

      There can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that the market price of the post-split common stock can be maintained above $1.00 or that our common stock will not be delisted from the Nasdaq National Market for other reasons.

      If the shareholders approve the Reverse Stock Split at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split (in a ratio determined by the Board within the limits set forth herein) is in the best interests of Eco Soil and its shareholders at that time. No further action on the part of the shareholders will be required to either effect or abandon the Reverse Stock Split.

Potential Effects of the Reverse Stock Split

      Pursuant to the Reverse Stock Split, each holder of common stock (“Old Common Stock”) immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of common stock (“New Common Stock”) after consummation of the Reverse Stock Split.

      Although the Reverse Stock Split will not, by itself, have an impact upon Eco Soil’s assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the common stock. The Board believes that this risk is outweighed by the benefits of the continued listing of the common stock on the Nasdaq National Market.

      If approved, the Reverse Stock Split will result in some shareholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

      Based on 21,661,600 shares of common stock outstanding as of August 1, 2001, the following table reflects the approximate percentage reduction in the outstanding shares of common stock and the approximate number of shares of common stock that would be outstanding as a result of the Reverse Stock Split:

Proposed Reverse Stock Split	Percentage Reduction	Shares to be Outstanding

1-for 2	50.0%	10,830,800

1-for 3	66.7%	7,220,533

1-for 10	90.0%	2,166,160

1-for 11	90.9%	1,969,236

1-for 12	91.7%	1,805,133

1-for 13	92.3%	1,666,277

1-for 14	92.9%	1,547,257

1-for 15	93.3%	1,444,107

1-for 20	95.0%	1,083,080

      All outstanding options, warrants, rights and convertible securities will be appropriately adjusted, as required by their terms, for the Reverse Stock Split automatically on the effective date of the Reverse Stock Split. The Reverse Stock Split will affect all shareholders equally and will not affect any shareholder’s proportionate equity interest in Eco Soil except for those shareholders who would receive an additional share of common stock in lieu of fractional shares. None of the rights currently accruing to holders of the common stock, options or warrants to purchase common stock, or securities convertible into common stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Old Common Stock. The Reverse Stock Split also will have no effect on the par value of the common stock.

      With the exception of the number of shares authorized and the number of shares issued and outstanding, the rights and preferences of the shares of common stock prior and subsequent to any Reverse Stock Split will remain the same. After the effectiveness of any Reverse Stock Split, it is not anticipated that the financial condition of Eco Soil, the percentage ownership of management, the number of Eco Soil’s shareholders, or any aspect of Eco Soil’s business would materially change as a result of the Reverse Stock Split.

      The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, Eco Soil is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the common stock under the Exchange Act.

      Holders of the common stock have no preemptive or other subscription rights.

Shares of Common Stock Issued and Outstanding

      We are currently authorized to issue a maximum of 50,000,000 shares of common stock. As of the Record Date, there were 21,661,600 shares of common stock issued and outstanding. Although the number of authorized shares of common stock will not change as a result of the Reverse Stock Split, the number of shares of common stock issued and outstanding will be reduced to a number that will be approximately equal to (a) the number of shares of common stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (b) the applicable number (which will be from ten to twenty as determined by the Board) in accordance with the ratio of the Reverse Stock Split. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of common stock available for future issuance by as much as twenty-fold.

Increase of Shares of Common Stock Available for Future Issuance

      As the result of the Reverse Stock Split, there will be a reduction in the number of shares of our common stock issued and outstanding and an associated increase in the number of authorized shares, which would be unissued and available for future issuance after the Reverse Stock Split (the “Increased Available Shares”). The Increased Available Shares may be used for any proper corporate purpose approved by the Board including, among others, future financing transactions.

      Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board nor our management views the Reverse Stock Split as an anti-takeover measure, we could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of us.

Effectiveness of Reverse Stock Split

      The Reverse Stock Split, if approved by Eco Soil’s shareholders, will become effective (the “Effective Date”) upon the filing with the Secretary of State of the State of Nebraska of a certificate in prescribed form setting forth, among other things, the split ratio to be determined by the Board. Assuming the shareholders approve the Reverse Stock Split, the exact timing of the filing of such certificate will be determined by the Board based upon its evaluation about when such action will be most advantageous to Eco Soil and its shareholders, and the Board reserves the right, notwithstanding stockholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split, the Board, in its sole discretion, determines that it is no longer in the best interests of Eco Soil and its shareholders.

      Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Stock Split. As soon as practicable after the Effective Date, shareholders will be notified about the effectiveness of the Reverse Stock Split and instructed about how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. Eco Soil intends to use American Stock Transfer & Trust Company as its exchange agent in effecting the exchange of certificates following the effectiveness of any Reverse Stock Split.

Fractional Shares

      Eco Soil will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share, which results from the Reverse Stock Split, will be rounded up to the next whole share.

Certain United States Federal Income Tax Consequences

      The following discussion summarizes the material anticipated United States federal income tax consequences relevant to the exchange of Old Common Stock for New Common Stock pursuant to the Reverse Stock Split, which are generally applicable to holders of Old Common Stock. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations there under and current administrative rulings and court decisions, all of which are subject to change and differing interpretation. Any such change, which may or may not be retroactive, could alter the United States federal income tax consequences to holders of Old Common Stock as described herein.

      Holders of Old Common Stock should be aware that this discussion does not deal with all United States federal income tax considerations that may be relevant to particular shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, banks or other financial institutions, insurance companies, mutual funds or tax exempt organizations, shareholders who are subject to the alternative minimum tax provisions of the Code, who are foreign persons, who do not hold their Old Common Stock as capital assets within the meaning of Section 1221 of the Code, who acquired their Old Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions or who hold their shares as part of a hedging, straddle, conversion or other risk reduction transaction. The following discussion does not address the United States federal income tax consequences of the Reverse Stock Split to holders of Eco Soil options, warrants or other stock rights or convertible instruments. The following discussion does not address the tax consequences of the Reverse Stock Split under foreign, state or local tax laws.

      Subject to the qualifications and limitations herein, no gain or loss will be recognized for United States federal income tax purposes by holders of Old Common Stock who exchange their shares of Old Common Stock solely for shares of New Common Stock (including shares received in lieu of fractional shares) in the Reverse Stock Split. The aggregate tax basis of the New Common Stock received by a holder of Old Common Stock in the Reverse Stock Split will be the same as the aggregate tax basis of the Old Common Stock surrendered. The holding period of the New Common Stock received by a holder of Old Common Stock in the Reverse Stock Split will include the period for which the surrendered Old Common Stock was held. Eco Soil will recognize no gain or loss as a result of the Reverse Stock Split.

      THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, HOLDERS OF OLD COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE LAW.

Appraisal Rights

      No appraisal rights are available under Nebraska law or under Eco Soil’s Articles of Incorporation or By-Laws to any stockholder who dissents from the proposal to approve the Reverse Stock Split.

Required Vote

      The affirmative vote of a majority of the shares of common stock present and voting at the Annual Meeting is required to approve the foregoing proposal.

Recommendation of the Board of Directors

      The Board recommends a vote “FOR” approval of the proposal to grant the Board the authority to effect a reverse split of Eco Soil’s common stock at a ratio ranging from one-to-ten to one-to-twelve.

EXECUTIVE OFFICERS OF THE COMPANY

      The executive officers and key employees of Eco Soil and their ages as of June 11, 2001 are as follows:

Name	Age	Position

Executive Officers

William B. Adams	54	Chairman of the Board, Chief Executive Officer and Director

Max D. Gelwix	51	President, Chief Operating Officer, Chief Financial Officer, Secretary and Director
Key Employees

Dr. George Soares, Jr.	53	Vice President, Product Development and Product Management

James A. Turner	52	Vice President, Sales and Marketing

      Dr. George Soares, Jr. rejoined Eco Soil in January 2001 as the Senior Vice President for Product Development and Product Management. In 2000, Dr. Soares worked as an international business consultant specializing in biological products for use in plant protection and production. During 1998 and 1999, Dr. Soares served as the Vice President of Agricultural Development at Eco Soil. Prior to coming to Eco Soil, Dr. Soares worked at Mycogen Corporation for 14 years where he held several leadership roles in research, commercial development and international sales and marketing. As one of Mycogen’s first scientists, Dr. Soares established and directed Mycogen’s bioinsecticide discovery and evaluation department, and was instrumental in the commercialization of the first genetically engineered insecticide (MVP). Dr. Soares has a strong background in biotechnology and received his Ph.D. from the University of California, Berkeley, specializing in insect pathology and biological control. Dr. Soares received his B.A. in Biological Sciences from Rutgers College and M.S. in Entomology from Rutgers University. Dr. Soares is fluent in four languages and has worked internationally for over 20 years in the development and commercialization of biopesticides and their use in integrated pest management systems.

      James A. Turner joined Eco Soil in September 2000 as Vice President of Sales and Marketing. Prior to coming to Eco Soil, Mr. Turner worked at Aquatrols Corporation for over 10 years where he was the North American sales manager. In that position he was responsible for developing and implementing sales and marketing programs for sixty distributors, as well as Aquatrols sales people in the United States, Canada and Mexico. Prior to Aquatrols Corporation, Mr. Turner worked at Rhone Poulenc Chemical Corporation for 11 years where he held several sales positions until he was promoted to the Southeast Regional Sales Manager. Also, he served as the Southeast Technical Service Supervisor. Most of Mr. Turner’s experiences with the Rhone Poulenc Chemical Corporation were in the turf and ornamentals and specialty agricultural markets.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table shows for each of the last three full fiscal years, compensation awarded, paid to, or earned by Eco Soil’s Chief Executive Officer and its two executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year (the “Named Executive Officers”).

						Long-Term
	Annual Compensation					Compensation Awards

					Other	Securities
					Annual	Underlying
Name and Principal Position(s)	Year	Salary		Bonus	Compensation	Options(#)

William B. Adams	2000	$256,148		$—	$220,833 (2)	—
Chairman of the Board and	1999	300,000	(1)	—	13,440 (3)	450,000
Chief Executive Officer	1998	150,000		—	—	—

Max D. Gelwix(4)	2000	$158,750		—	—	200,000
President, Chief Operating	1999	106,666		7,500	—	9,375
Officer, Chief Financial	1998	87,500		—	—	15,000
Officer and Secretary

Dennis N. Sentz(5)	2000	$132,417		9,500	—	50,000
Former Chief Financial Officer	1999	59,375		—	—	60,000
and Secretary

(1)	Mr. Adams agreed to defer $125,000 of his 1999 salary.

(2)	Represents Mr. Adams deferred salary from 1999 as well as the deferred portion through May 2000. In addition, Mr. Adams was paid a bonus related to fiscal year 1998 of $43,750.

(3)	Reflects auto allowances paid to Mr. Adams.

(4)	Mr. Gelwix joined Eco Soil in September 1997 as Vice President and was promoted to President and Chief Operating Officer in March 2000.

(5)	Mr. Sentz joined Eco Soil in May 1999 as Controller and was promoted to Chief Financial Officer in March 2000 and resigned in May 2001. The amount shown in the salary column in 1999 reflects the amount actually paid to Mr. Sentz by Eco Soil in 1999.

Stock Option Grants Table

      The following table provides information concerning the grant of stock options to the Named Executive Officers of Eco Soil during fiscal 2000. Eco Soil does not have any outstanding stock appreciation rights.

		Individual Grants
					Potential Realizable
	Number				Value at Assumed
	of	% of Total			Rates of Stock Price
	Securities	Options			Appreciation for
	Underlying	Granted to	Exercise		Option Term(1)
	Options	Employees	Price	Expiration
	Granted	in Fiscal Year	Per Share	Date	5%	10%

William B. Adams	—	—	—	—	—	—

Max D. Gelwix	200,000	15.8%	$1.50	05/23/05	$82,890	$183,150

Dennis N. Sentz	50,000	4.0%	$1.50	05/23/05	20,723	45,788

(1)	The assigned rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict or forecast future stock prices.

Option Exercises and Fiscal Year-End Values

      The following table provides information with respect to the Named Executive Officers, concerning the exercise of stock options during fiscal 2000 and unexercised options held as of the end of fiscal 2000.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at FY-End(#)		at FY-End($)(1)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

William B. Adams	—	—	457,772	360,000	—	—

Max D. Gelwix	—	—	165,375	139,000	—	—

Dennis N. Sentz	—	—	76,500	33,500	—	—

(1)	Based on the closing sale price of Eco Soil’s common stock on December 29, 2000 ($0.8125), as reported by the Nasdaq National Market, less the option exercise price.

Employment Agreements

      Eco Soil does not currently have employment agreements with any of its executive officers.

Compensation Plans

      1992 Stock Option Plan. In February 1992, Eco Soil adopted a Stock Option Plan (the “1992 Plan”), under which 125,000 shares of Eco Soil’s common stock were initially reserved for issuance upon exercise of options granted to officers, employees and directors of, and advisors and consultants to, Eco Soil. The 1992 Plan provides for the grant of both stock options intended to qualify as incentive stock options as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options. The 1992 Plan will terminate on February 4, 2002, unless sooner terminated by the Board. Eco Soil’s shareholders approved an increase in the number of shares reserved for issuance under the Option Plan to 250,000 shares in August 1993, to 350,000 shares in April 1995, to 450,000 shares in May 1996, to 900,000 shares in November 1996 and to 1,100,000 shares in June 1997. The principal purposes of the 1992 Plan are to provide incentives for officers, employees and consultants of Eco Soil and its subsidiaries through the granting of options, thereby stimulating their personal and active interest in Eco Soil’s development and financial success, and inducing them to remain in Eco Soil’s employ. The 1992 Plan provides for option grants covering up to 1,100,000 shares of Eco Soil’s common stock. As of August 1, 2001, options to purchase an aggregate of 243,457 shares of Eco Soil’s common stock at prices ranging from $3.00 to $5.63 were outstanding under the 1992 Plan. As of August 1, 2001, 322,764 additional shares were available for grant under the 1992 Plan.

      1996 Directors’ Option Plan. The 1996 Directors’ Stock Option Plan (the “Directors’ Plan”) provided for the automatic grant of nonstatutory stock options to nonemployee directors. Eco Soil initially reserved a total of 60,000 shares of Eco Soil’s common stock for issuance under the Directors’ Plan. As of August 1, 2001, options to purchase an aggregate of 10,000 shares of Eco Soil’s common stock at a price of $4.13 were outstanding under the Directors’ Plan. As of August 1, 2001, 34,000 additional shares were available for the grant of options under the Directors’ Plan.

      1998 Stock Option Plan. In February 1998, Eco Soil adopted the 1998 Stock Option Plan of Eco Soil Systems, Inc. (the “1998 Plan”), under which 1,000,000 shares of Eco Soil’s common stock were initially reserved for issuance upon exercise of options granted to officers, employees and directors of, and consultants to, Eco Soil. Eco Soil’s shareholders approved the adoption of the 1998 Plan on June 19, 1998. The 1998 Plan provides for the grant of both stock options intended to qualify as incentive stock options as defined in the Code and nonqualified stock options. The 1998 Plan will terminate on February 3, 2008, unless sooner terminated by the Board. The Board approved an increase in the number of shares reserved for issuance under the 1998 Plan to 1,400,000 shares in December 1998 and to 1,600,000 shares in April 1999. Eco Soil’s shareholders approved these increases in the number of shares available for issuance under the 1998 Plan in June 1999. The principal purposes of the 1998 Plan are to provide incentives for officers, employees and consultants of Eco Soil and its subsidiaries through the granting of options, thereby stimulating their personal and active interest in Eco Soil’s development and financial success, and inducing them to remain in Eco Soil’s employ. The 1998 Plan provides for option grants covering up to 1,600,000 shares of Eco Soil’s common stock. As of August 1, 2001, options to purchase an aggregate of 583,543 shares of Eco Soil’s common stock at prices ranging from $0.72 to $9.63 were outstanding under the 1998 Plan. As of August 1, 2001, 980,863 additional shares were available for grant under the 1998 Plan.

      1999 Equity Participation Plan. In April 1999, Eco Soil adopted the 1999 Equity Participation Plan of Eco Soil Systems, Inc. (the “1999 Plan”), under which 1,600,000 shares of Eco Soil’s common stock were initially reserved for issuance upon exercise of options granted to Eco Soil’s senior management. Eco Soil’s shareholders approved the adoption of the 1999 Plan in June 1999. The 1999 Plan provides for the grant of both stock options intended to qualify as incentive stock options as defined in the Code and nonqualified stock options. The 1999 Plan will terminate on April 19, 2009, unless sooner terminated by the Board. The principal purposes of the 1999 Plan are to provide incentives for members of Eco Soil’s senior management through granting of options and stock purchase rights, thereby stimulating their personal and active interest in Eco Soil’s development and financial success, and inducing them to remain in Eco Soil’s employ. The 1999 Plan provides for option grants covering up to 1,600,000 shares of Eco Soil’s common stock. As of August 1, 2001, options to purchase an aggregate of 950,000 shares of Eco Soil’s common stock at prices ranging from $1.50 to $4.44 were outstanding under the 1999 Plan. As of August 1, 2001, 650,000 additional shares were available for grant under the 1999 Plan.

      1999 New Hire Stock Option Plan. In June 1999, Eco Soil adopted the 1999 New Hire Stock Option Plan of Eco Soil Systems, Inc. (the “New Hire Plan”), under which 1,000,000 shares of Eco Soil’s common stock were initially reserved for issuance upon exercise of options granted to Eco Soil’s employees. The New Hire Plan provides for the grant of non-qualified stock options. The principal purposes of the New Hire Plan are (i) to provide additional incentives for employees of Eco Soil to further the growth, development and financial success of Eco Soil by personally benefiting through the ownership of Eco Soil common stock which recognizes such growth, development and financial success and (ii) to enable Eco Soil to obtain and maintain the services of employees considered essential to the long range success of Eco Soil. The New Hire Plan provides for option grants covering up to 1,000,000 shares of Eco Soil’s common stock. As of August 1, 2001, options to purchase an aggregate of 90,050 shares of Eco Soil’s common stock at prices ranging from $1.25 to $8.06 were outstanding under the New Hire Plan. As of August 1, 2001, 909,950 additional shares were available for grant under the New Hire Plan.

      Non-Statutory Stock Option Agreements. In February 2000, Eco Soil reserved for issuance 1,285,559 shares of common stock pursuant to Non-Statutory Agreements for issuance of options granted to various employees and consultants. As of August 1, 2001, options to purchase an aggregate of 893,284 shares of Eco Soil’s common stock at prices ranging from $0.84 to $11.44 were outstanding under the non-statutory agreements. As of August 1, 2001, no additional shares were available for grant under the non-statutory agreements.

      2000 Employee Stock Option Plan. In June 2000, the Company established the 2000 Employee Stock Option Plan of Eco Soil Systems, Inc. (the “2000 Employee Plan”), under which 800,000 shares of Eco Soil’s common stock were initially reserved for issuance upon exercise of options granted to Eco Soil’s employees. The 2000 Employee Plan provides for the grant of non-qualified stock options. The principal purposes of the 2000 Employee Plan are (i) to provide additional incentives for employees of Eco Soil to further the growth, development and financial success of Eco Soil by personally benefiting through the ownership of Eco Soil common stock which recognizes such growth, development and financial success and (ii) to enable Eco Soil to obtain and maintain the services of employees considered essential to the long range success of Eco Soil. The 2000 Employee Plan provides for option grants covering up to 800,000 shares of Eco Soil’s common stock. As of August 1, 2001, options to purchase an aggregate of 646,500 shares of Eco Soil’s common stock at prices ranging from $0.97 to $2.22 were outstanding under the 2000 Employee Plan. As of August 1, 2001, 153,500 additional shares were available for grant under the 2000 Employee Plan.

Compensation Committee Interlocks and Insider Participation

      During 2000, the Compensation Committee was comprised of Messrs. Steel, Potter and Adams. Mr. Adams is the Chief Executive Officer of Eco Soil.

      No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s Board of Directors or compensation committee.

Certain Transactions

      In June 2000, Messrs. Adams and Gelwix agreed to personally guaranty the repayment of an aggregate of $2,000,000 in loans made to Eco Soil’s Agricultural Supply subsidiary by First National Bank that will be used for working capital purposes.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board (the “Committee”) establishes the general compensation policies of Eco Soil and the compensation plans and the specific compensation levels for senior executives, including Eco Soil’s Chief Executive Officer.

  General Compensation Philosophy

      The primary objectives of Eco Soil’s executive compensation policies include the following:

•	To attract, motivate, and retain a highly qualified executive management team;

•	To link executive compensation to Eco Soil’s financial performance as well as to defined individual management objectives established by the Committee;

•	To compensate competitively with the practices of similarly situated companies; and

•	To create management incentives designed to enhance shareholder value.

      Eco Soil competes in an aggressive industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and operational personnel are key factors to Eco Soil’s future success. The Committee’s compensation philosophy seeks to align the interests of shareholders and management by tying compensation to Eco Soil’s achievement of strategic objectives and to financial performance. Therefore, Eco Soil positions its senior managers’ base salaries below competitive levels and provides for annual cash and equity bonuses to significantly reward the achievement of financial and strategic objectives. Eco Soil and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishments of Eco Soil’s strategic and financial goals.

  Elements of the Compensation Program

      Cash Compensation: Eco Soil seeks to provide cash compensation to its executive officers, including base salary and an annual cash bonus, at levels that are slightly below the median level of the cash compensation of executives with comparable responsibility at similarly situated companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

      Annual Incentive Plan: Eco Soil has not established an annual incentive plan.

      Long-Term Incentives: The objectives of Eco Soil’s long-term incentive program are to offer opportunities for stock ownership that are competitive with those at the peer companies and to encourage and create ownership and retention of Eco Soil’s stock by key employees. Grant levels under Eco Soil’s employee stock option plans are made in consideration of awards to officers within peer companies and an assessment of the executive’s tenure, responsibilities and accomplishments of individual strategic and financial objectives.

  CEO Compensation

      In January 1999, Eco Soil’s Compensation Committee approved an increase of Mr. Adams’ annual salary to $300,000. Although, Mr. Adams received base salary of $300,000 during 1999 and 2000, he agreed to defer $125,000 of his base salary until June 2000, at which time the deferred amount was paid in full to Mr. Adams. In addition, Mr. Adams was paid a bonus related to fiscal year 1998 of $43,750. This salary level is consistent of CEO salaries at comparable companies. Mr. Adams abstained from all Compensation Committee matters relating to his compensation.

  Tax Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to Eco Soil’s Chief Executive Officer and to each of the other two most highly compensated executive officers. Eco Soil may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on Eco Soil’s current compensation plans and policies and proposed regulations interpreting this provision of the Code, Eco Soil and the Committee believe that, for the foreseeable future, there is little risk that Eco Soil will lose any significant tax deduction for executive compensation.

THE COMPENSATION COMMITTEE
William S. Potter
Edward N. Steel
William B. Adams

Performance Graph

      The following graph presents a comparison of the cumulative total return of the Company’s common stock since the Company’s January 17, 1997 initial public offering, the Russell 2000 Index and a Peer Group comprised of companies listed under Eco Soil’s SIC code 2879 — Agricultural Chemicals. The Peer Group includes the following companies: American Vanguard Corp., Broadleaf Industries, Inc., Clarion Technologies, Inc., Ecogen, Inc., Eden Bioscience Corp., Humatech, Inc., Hyaton Organics, Inc., Monsanto Co., Organic Solutions, Inc., Scotts Co., Thermo Tech Technologies, Ind., and Verdant Brands. The Company previously compared the cumulative total return on its stock to the Index of Crop Service Companies (SIC Code 9721), which no longer exists. Accordingly, the Company believes that a comparison with that index is not meaningful. The graph assumes an initial investment of $100 at January 17, 1997 and the reinvestment of all dividends.

	Cumulative Total Return

	1/17/97	12/97	12/98	12/99	12/00

ECO SOIL SYSTEMS, INC.	100.00	113.19	194.44	95.84	18.07

RUSSELL 2000	100.00	120.52	117.45	142.42	138.12

PEER GROUP	100.00	139.20	172.62	161.27	130.99

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of June 11, 2001, the number and percentage ownership of Eco Soil’s common stock by: (i) each director of Eco Soil, (ii) each Named Executive Officer (as defined above) of Eco Soil, (iii) each person or entity known by Eco Soil to own beneficially more than five percent of Eco Soil’s common stock and (iv) all directors and executive officers of Eco Soil as a group.

	Amount and Nature	Percentage of
Name and Address(1)	of Beneficial Ownership	Outstanding Shares

William B. Adams(2)	1,163,205	5.3%

Max D. Gelwix(3)	301,275	1.4%

Dennis N. Sentz(4)	84,750	*

William S. Potter(5)	392,132	1.8%
P.O. Box 8173
Rancho Santa Fe, CA 92067

Edward N. Steel(6)	3,300	*
41 Ravine Lake Road
Bernardsville, NJ 07924

Allan R. Lyons	479,000	2.2%
5653 NW 38th Avenue
Boca Raton, FL 33496

Andrew Schachter	—	—
254 Ranleigh Avenue
Toronto, ON M4N 1X4

BH Capital Investments, L.P.(7)	2,244,052	9.9%
175 Bloor Street East
South Tower, 7th Floor
Toronto, Ontario M4W 3R8

All executive officers and directors as a group (7 persons)(8)	2,423,662	11.1%

*	Less than 1%.

(1)	Except as indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Eco Soil’s common stock shown as beneficially owned by them. Except as otherwise indicated, the address of each of the above persons is c/o Eco Soil Systems, Inc., 10740 Thornmint Road, San Diego, California 92127.

(2)	Includes 413,520 shares of Common Stock subject to currently exercisable options and warrants.

(3)	Includes 180,375 shares of Common Stock subject to currently exercisable options and warrants.

(4)	Includes 84,750 shares of Common Stock subject to currently exercisable options.

(5)	Includes 59,000 shares of Common Stock subject to currently exercisable options and warrants owned by Rugged Rigger, Inc., a California corporation that is wholly owned by Mr. Potter. Also includes 333,132 shares of Common Stock owned by Rugged Rigger.

(6)	Includes 3,300 shares of Common Stock subject to currently exercisable options.

(7)	BH Capital Investments, L.P. is a member of a group of investors that includes Excalibur Limited Partnership, Gundyco in trust for RSP 550-98866-19 and MB Capital Partners. None of the investors have a beneficial ownership in excess of 9.9%. Also, the beneficial ownership share amount includes 1,005,550 shares of Common Stock that would be issuable upon conversion of the Debentures.

(8)	See notes 1 – 6 above.

GENERAL

Independent Auditors

      On September 29, 2000, Eco Soil filed a Form 8-K to report a change in certifying accountants with the firm of Ernst & Young LLP being replaced by McGladrey & Pullen, LLP effective September 22, 2000.

      On September 22, 2000, Ernst & Young LLP was dismissed as Eco Soil’s principal accountant. Ernst & Young’s report on the consolidated financial statements for the fiscal year ended December 31, 1999 included a matter of emphasis to their opinion by including a going concern modification because Eco Soil had recurring losses, a working capital deficiency and had violated debt covenants. Other than the going concern modification in the opinion as of and for the year ended December 31, 1999, no Ernst & Young report on Eco Soil’s consolidated financial statements contain any adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

      During the fiscal year ended December 31, 1999 and subsequent interim periods, there were no disagreements with Ernst & Young on any matter of accounting or practices, financial statement disclosures or auditing scope or procedure.

      The decision to change accountants was approved by both the Audit Committee and the Board of Eco Soil.

      Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and may make a statement if they desire to do so.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, directors, officers and beneficial owners of 10 percent or more of Eco Soil’s Common Stock (“Reporting Persons”) are required to report to the Securities and Exchange Commission (the “Commission”) on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of Eco Soil’s Common Stock. Based solely on its review of such forms received by it and the written representations of its Reporting Persons, Eco Soil, to Eco Soil’s knowledge, all of the Section 16(a) filings required to be made by Reporting Persons with respect to 2000 were made on a timely basis.

Shareholder Proposals

      A proposal to be considered for inclusion in Eco Soil’s proxy statement for the 2002 annual meeting must be received by the Secretary of Eco Soil not later than March 1, 2002 to be considered for inclusion in Eco Soil’s proxy statement and form of proxy relating to that meeting. A shareholder proposal submitted after May 10, 2002 will not be considered timely. Holders of proxies, which expressly confer discretionary authority, may vote for or against an untimely proposal.

Annual Report

      The Annual Report of Eco Soil for the fiscal year ended December 31, 2000 will be mailed to shareholders of record on August 1, 2001. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

      If any person who was a beneficial owner of Common Stock of Eco Soil on the record date for the Annual Meeting of Shareholders desires additional information, a copy of Eco Soil’s Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of Eco Soil at such date. Requests should be directed to Max D. Gelwix, c/o Eco Soil Systems, Inc., 10740 Thornmint Road, San Diego, California 92127.

Other Matters

      The Board does not know of any matter to be presented at the Annual Meeting, which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN

THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

Max D. Gelwix
Secretary

Dated: August 6, 2001

APPENDIX A

AMENDED AND RESTATED

7% SENIOR SECURED CONVERTIBLE DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

[No. ]	[US $ ]

            , 2001

Eco Soil Systems, Inc. and Subsidiaries

AMENDED AND RESTATED

7% SENIOR SECURED CONVERTIBLE DEBENTURE
[pro rata portion of $1,650,000] due on March 31, 2001
Entire remaining balance due January 24, 2002

      THIS AMENDED AND RESTATED DEBENTURE is issued jointly and severally by Eco Soil Systems, Inc., a corporation organized and existing under the laws of the State of Nebraska (the “Company”) and its wholly-owned subsidiaries, Agricultural Supply, Inc., a Delaware corporation, and the subsidiaries of Agricultural Supply, Agricultural Supply de Mexico, S.A. de C.V. and Sistemas Y Equipos Agricolas, S.A. de C.V., each incorporated in Mexico (all of such subsidiaries collectively being referred to herein as the “Subsidiaries”) and is designated as their Amended and Restated 7% Senior Secured Convertible Debenture due in part on March 31, 2001 with the remaining balance due on January 24, 2002. This amended and restated Debenture replaces and supersedes the 7% Senior Secured Convertible Debenture dated January 24, 2000 issued by the Company to the Investor (the “Original Debenture”).

      FOR VALUE RECEIVED, the Company promises to pay to [Investor], or permitted assigns (the “Holder”), the principal sum of:

(A) pro rata portion of One Million Six Hundred Fifty Thousand Dollars ($1,650,000)] (which includes a premium equal to ten percent (10%) of the principal required to be paid on this date), to be paid on March 31, 2001 (the “First Maturity Date”);

(B) [the original purchase price, less the amount of principal repaid on the First Maturity Date] ($X,XXX,XXX)], plus a premium equal to ten percent of the outstanding principal balance remaining, to be paid on January 24, 2002 (the “Final Maturity Date,” collectively with the First Maturity Date, a “Maturity Date”), and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 7% per annum accruing from the date of issuance. Accrual of interest shall commence on the first business day to occur after the date of issuance and continue until payment in full of the principal sum has been made or duly provided for. Quarterly interest payments under this amended and restated Debenture shall be due and payable on March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2001. If any interest payment date or any Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The interest on this amended and restated Debenture is payable at the option of the Company, in cash or in registered shares of Common Stock of the Company, $.005 par value per share (“Common Stock”), valued at the closing bid price of the Common Stock on the interest payment date, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest and premium due upon this amended and restated Debenture on the Final Maturity Date, less any amounts required by law to be deducted, to the registered holder of this amended and restated Debenture and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this amended and restated Debenture to the extent of the sum represented by such check plus any amounts deducted as required by law. In addition, the Company agrees that within three business days following the later of the date hereof or the closing of any Sale Transaction (defined below) occurring at any time on or after February 28, 2001 resulting in cash proceeds to the Company, the Company will remit to the Holder fifty percent (50%) of such proceeds (“Sale Transaction Payment”) up to an aggregate amount equal to the difference of (x) Two Million Two Hundred Thousand Dollars ($2,200,000) minus (y) the amount paid by the Company to the Investors on the First Maturity Date, to be applied first to the repayment of accrued interest, then to principal and any premiums. For purposes of this Amendment, a “Sale Transaction” shall mean any of the following transactions involving the Company or any Subsidiary:

(a) sale by the Company or a Subsidiary of any equity securities (other than the routine exercise of stock options or warrants by employees to the extent the aggregate amount thereof is less than $25,000) or convertible debt securities;

(b) sale of software licenses;

(c) issuance of promissory notes or letters of credit to or by the Subsidiaries (provided, however, in the event Coast Business Credit or First National Bank confirms in writing to the Investors that it will provide such funding only if the Investors waive this subsection (c), then the Investors agree to grant such waiver);

(d) sale or other disposition of the Bioject assets or any leased assets;

(e) receipt of rebates from vendors;

(f) sale of inventory outside the ordinary course of business; and

(g) any other sale or disposition of assets or properties outside the ordinary course of business.

      [Notwithstanding the foregoing, the Company’s obligation to make any Sale Transaction Payment shall be limited to the extent the Investors would be prohibited from receiving such payments pursuant to the intercreditor agreement between the Senior Lender and the Investors, in which case the Company’s obligation to make such payments will continue to accrue, but shall not become due and payable until such time that any such prohibition imposed by the Senior Lender shall no longer apply.]

      This amended and restated Debenture is subject to the following additional provisions:

      1. The Company shall be entitled to withhold from all payments of principal of, and interest on, this amended and restated Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

      2. This amended and restated Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act”), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this amended and restated Debenture. In the event of any proposed transfer of this amended and restated Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the amended and restated Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this amended and restated Debenture, the Company and any agent of the Company may treat the person in whose name this amended and restated Debenture is duly registered on the Company’s Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this amended and restated Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This amended and restated Debenture has been executed and delivered pursuant to the Convertible Debentures and Warrants Purchase Agreement dated as of January 17, 2000 between the Company and the original Holder, as amended (the “Purchase Agreement”), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

      3. The Holder of this amended and restated Debenture is entitled, at its option, to convert at any time commencing on the date hereof the principal amount of this amended and restated Debenture or any portion thereof, together with accrued but unpaid interest, into shares of Common Stock of the Company (“Conversion Shares”) at a conversion price for each share of Common Stock (“Conversion Price”) equal to the lowest of (a) the lower of (i) $3.00 (adjusted for any subsequent stock splits or the like), or (ii) the greater of $1.25 or the average of the closing bid prices on the Principal Market during the period of five consecutive Trading Days ending the day prior to January 24, 2001, or (b) 90% of the three lowest closing bid prices on the Principal Market during the fifteen consecutive Trading Days ending with the last Trading Day prior to the date of conversion; provided, however, that beginning in March 2001, the Company shall not be required to effect conversions of indebtedness from the Holder and other holders of the same class of Debentures in any month, collectively and in the aggregate, in excess of the greater of (x) $315,000 × (the principal amount outstanding following the payment made on the First Maturity Date)/($2,500,000), or (y) 18% of the average cumulative trading volume of the Company’s Common Stock per month based on trading volume for the immediately preceding month × (the principal amount outstanding following the payment made on the First Maturity Date)/($2,500,000) (the “Monthly Conversion Cap”). Provided, further, that any portion of the amended and restated Debenture voluntarily redeemed by the Company during any month (excluding any Mandatory Monthly Redemption Payment, as defined below) shall count, on a dollar for dollar basis, against the Monthly Conversion Cap for that month. If any such redemption (excluding any Mandatory Monthly Redemption Payment) causes the Monthly Conversion Cap to be exceeded for a particular month, such excess shall carryover to the next month. Likewise, any portion of the Monthly Conversion Cap not utilized during any month shall automatically carryover to the next month and shall thereby increase the Monthly Conversion Cap for that next month by that amount on a dollar for dollar basis. To illustrate, if the Monthly Conversion Cap in month 1 is $315,000 and the investors only convert $100,000 of the debenture in month 1, then $215,000 of the unused cap shall carryover into month 2 and the Monthly Conversion Cap in month 2 shall be $215,000 higher than it otherwise would have been.

      4. The Company shall at all times prior to the conversion in full or payment in full of this amended and restated Debenture reserve a sufficient number of shares of Common Stock to permit the Holder to convert the entire principal amount of this amended and restated Debenture, including at a minimum a number of shares on the date hereof assuming the Conversion Price were to fall to two thirds (66.67%) of the Conversion Price applicable on the date hereof.

      5. (a) On April 15, 2001, and on the 15th day of each month thereafter (each, a “Mandatory Redemption Date”), the Company shall redeem [a pro rata portion of $75,000] of the face value of the outstanding amount of this amended and restated Debenture (each, a “Mandatory Monthly Redemption Payment,” and collectively, the “Mandatory Monthly Redemption Payments”), at a price equal to (i) 110% of the average of the closing bid prices of the Common Stock on the Principal Market for the five Trading Days prior to the Mandatory Redemption Date multiplied by the number of shares which would otherwise be issuable upon conversion of such [pro rata portion of $75,000] on such Mandatory Redemption Date, plus (ii) all accrued but unpaid interest on such amount, except to the extent the Investors would be prohibited from receiving such payments pursuant to the intercreditor agreement between the Senior Lender and the Investors, in which case the Company’s obligation to make such payments will continue to accrue, but shall not become due and payable until such time that any such prohibition imposed by the Senior Lender shall no longer apply. The Company shall make each Mandatory Monthly Redemption Payment to the Holder on the applicable Mandatory Redemption Date, or on the next succeeding business day if such Mandatory Redemption Date is not a business day in the State of New York. The Company shall have no further mandatory redemption obligations after it has repaid an aggregate of $2,200,000 under the Debentures (including the payment on the First Maturity Date, if and when repaid).

      (b)  In addition to the Mandatory Monthly Redemption Payments, the Company shall have the right to deliver to the Holder a written notice of the Company’s intent to redeem all or a part of the outstanding amount of this amended and restated Debenture upon at least ten (10) Trading Days’ prior written notice, at a price equal to 110% of the average of the closing bid prices of the Common Stock on the Principal Market for the five Trading Days prior to the redemption date specified in such notice multiplied by the number of shares which would otherwise be issuable upon conversion of the entire principal balance hereof on such redemption date, plus all accrued but unpaid interest. The Company shall make the redemption payment to the Holder within two (2) Trading Days of the redemption date set forth in the Company notice of redemption, or else the redemption notice shall be void, and the Company shall thereafter not have any further right to redeem this amended and restated Debenture. Subject to the provisions of Section 3, the Holder shall have the right to convert this amended and restated Debenture until the Trading Day prior to the Trading Day set for payment of the redemption price.

      6. Notwithstanding anything to the contrary contained herein, unless the shareholders of the Company shall have approved such issuance in accordance with the requirements of the Principal Market, in the event that a conversion (when aggregated with all prior conversions of portions of this amended and restated Debenture and all other Debentures and Warrants issued pursuant to the Purchase Agreement) requires the Company to issue a number of shares of Common Stock which would exceed 19.9% of the number of shares of Common Stock issued and outstanding on the date of the Original Debenture, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the closing price on the Conversion Date (as defined below) for the number of shares of Common Stock in excess of such number of shares into which this amended and restated Debenture (or the portion thereof then being converted) is then convertible at the then-applicable Conversion Price. Any payments under this Paragraph 6 shall be made to an account designated in writing by the Holder to the Company when the Notice of Conversion (as defined below) is given. The rights of all holders of Convertible Debentures issued under the Purchase Agreement to convert their Convertible Debentures into shares of Common Stock shall be prorated among such holders based on their respective percentage holdings at the time of conversion of the aggregate outstanding amount of all Convertible Debentures in order to comply with the aforesaid overall limitation. Any conversion which is paid in cash under this Paragraph 6 shall be paid within five (5) Trading Days of the Conversion Date, or else the Company shall thereafter be unable to exercise its redemption rights under Paragraph 5(b) with respect to the outstanding amended and restated Debentures.

      7. [intentionally omitted]

      8. (a)  Conversion shall be effectuated by surrendering this Debenture to the Company (if such conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the “Notice of Conversion”), executed by the Holder of this amended and restated Debenture evidencing such Holder’s intention to convert this amended and restated Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash as set forth above or in Common Stock upon conversion at the closing bid price on the Conversion Date. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which a Notice of Conversion is given (the “Conversion Date”) shall be deemed to be the date on which the Holder faxes a duly executed Notice of Conversion to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (858) 676-8345 Attn.: Dennis Sentz. Certificates representing Common Stock issued upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

      (b)  The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the four (4) Trading Day period described in Paragraph 8(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where “No. Trading Days Late” is defined as the number of Trading Days beyond four (4) Trading Days from the date the Notice of Conversion is delivered to the Company).

Late Payment for Each $5,000 of
No. Trading Days Late	Principal Amount Being Converted

1	$ 100
2	$ 200
3	$ 300
4	$ 400
5	$ 500
6	$ 600
7	$ 700
8	$ 800
9	$ 900
10	$1,000
More than 10	$1,000 + $200 for each Trading Day Late beyond 10 Trading Days

      The Company shall pay any payments incurred under this Paragraph 8(b) in immediately available funds upon demand. Nothing herein shall limit Holder’s right to pursue injunctive relief and/or actual damages for the Company’s failure to issue and deliver Common Stock to the holder, including, without limitation, the Holder’s actual losses occasioned by any “buy-in” of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within four (4) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

      (c)  If at any time (i) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this amended and restated Debenture into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Paragraph 8 or (ii) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the conversion of this amended and restated Debenture into Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this amended and restated Debenture for cash at a redemption price equal to one hundred thirty percent (130%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (ii) above to the Company’s right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon a properly noticed conversion.

      (d)  The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the Holder’s conversion privilege.

      9. No provision of this amended and restated Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this amended and restated Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This amended and restated Debenture is a direct obligation of the Company.

      10. This amended and restated Debenture is secured, pari passu with all other holders of the Company’s 7% Senior Secured Debentures, by a security interest in all assets of the Company and the Subsidiaries as set forth in a security agreement dated as of January 17, 2000 among the original holders of the Original Debentures, the Company and each Subsidiary.

      11. Payment of this amended and restated Debenture is subject to the provisions of that certain Intercreditor and Subordination Agreement between the original holders of the Original Debentures and First National Bank of San Diego.

      12. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that this amended and restated Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this amended and restated Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a “Sale”), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company.

      13. This amended and restated Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

      14. Any one of the following shall constitute an “Event of Default”:

a. The Company or any Subsidiary shall default in the payment of principal or interest on this amended and restated Debenture and same shall continue for a period of three (3) days; or

b. Any of the representations or warranties made by the Company or any Subsidiary herein, in the Purchase Agreement, the Security Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company or any Subsidiary in connection with the execution and delivery of this amended and restated Debenture, the Original Debenture or the Purchase Agreement or the Security Agreement shall be false or misleading in any material respect at the time made; or

c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this amended and restated Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this amended and restated Debenture as and when required by this amended and restated Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this amended and restated Debenture as and when required by this amended and restated Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

d. The Company or any Subsidiary shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Security Agreement, the Registration Rights Agreement or this amended and restated Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure (it being understood that if the Company cannot achieve or maintain the effectiveness of the Registration Statement but continues to use its best efforts to achieve such effectiveness and otherwise complies with the terms of the Registration Rights Agreement, its failure to achieve or maintain effectiveness of the Registration Statement shall not be deemed a breach for purposes of this subsection d., so long as the Company makes timely payment of the liquidated damages provided for in Section 3 of the Registration Rights Agreement); or

e. The Company or any Subsidiary shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or any Subsidiary or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company or any Subsidiary and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any Subsidiary or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary, shall not be dismissed within sixty (60) days after such institution or the Company or any Subsidiary shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j. Any holder of Senior Debt or any holder of other indebtedness of the Company or any Subsidiary for borrowed money shall declare an Event of Default pursuant to the documents evidencing such indebtedness, or such other lender takes any other action to collect any part of such debt other than regularly scheduled payments of principal or interest;

k. The Company shall have its Common Stock suspended or delisted from trading on a Principal Market for in excess of two (2) Trading Days;

l. The Company shall breach any of its obligations under the Registration Rights Agreement; or

m. The Company shall fail to timely secure any shareholder approval required under the Purchase Agreement.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this amended and restated Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

      15.   Nothing contained in this amended and restated Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

      16.   In no event shall the Holder be permitted to convert this amended and restated Debenture for shares of Common Stock in excess of the amount of this amended and restated Debenture upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder (other than shares of Common Stock issuable upon conversion of this amended and restated Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this amended and restated Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this amended and restated Debenture held by such Holder after application of this Paragraph 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this amended and restated Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this amended and restated Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether this amended and restated Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this amended and restated Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this amended and restated Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 16. The provisions of this Paragraph 16 may be waived by the Holder of this amended and restated Debenture upon not less than 75 days’ prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this amended and restated Debenture in violation of this Paragraph 16 but otherwise in accordance with this amended and restated Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable.

      IN WITNESS WHEREOF, the Company and the Subsidiaries have caused this instrument to be duly executed by their respective officers thereunto duly authorized.

Dated:             , 2001

Eco Soil Systems, Inc.

By:

William Adams, Chief Executive Officer

Agricultural Supply, Inc.

By:

, Chief Executive Officer

Sistemas Y Equipos Agricolas, S.A. de C.V.

By:

, Chief Executive Officer

Agricultural Supply de Mexico, S.A. de C.V.

By:

, Chief Executive Officer

APPENDIX B

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

STOCK PURCHASE WARRANT

To Purchase 55,556 Shares of Common Stock of

Eco Soil Systems, Inc.

March 7, 2001

      THIS CERTIFIES that, for value received, MB Capital Partners (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on March 31, 2006 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Eco Soil Systems, Inc., a corporation incorporated in Nebraska (the “Company”), up to Fifty Five Thousand Five Hundred Fifty Six (55,556) shares (the “Warrant Shares”) of Common Stock, $0.005 par value, of the Company (the “Common Stock”). The initial purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $1.10. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Convertible Debentures and Warrants Purchase Agreement dated as of January 17, 2000, as amended (the “Purchase Agreement”), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

      Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

      Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. This Warrant may also be exercised in whole or in part by means of a “cashless exercise” by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and the total cash exercise price of that part of the Warrant being exercised. Market Value for this purpose shall be the last trade on the Trading Day of such cashless exercise. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

      No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

      Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

      Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

      Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

      No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

      Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond except as required by the Company’s transfer agent), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      Adjustments of Exercise Price and Number of Warrant Shares.

      (a)  Adjustment After 180 Days. The Exercise Price shall be adjusted to equal 110% of the five day average of the closing bid prices of the Common Stock calculated on the 180th day after the date of issuance of this Warrant, if such adjusted Exercise Price would be lower than the initial Exercise Price (adjusted for any stock splits etc.), and otherwise shall remain at the initial Exercise Price.

      (b)  Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

      (c)  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume in writing or by operation of law the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

      Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

      Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is expected to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

      Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

      The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

      Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

      Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

      Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

      Miscellaneous.

(a) Jurisdiction. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

(b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder’s negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

(i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[The next page is the signature page.]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

ECO SOIL SYSTEMS, INC.

By:

William B. Adams, Chief Executive Officer

[Signature Page for the MB Capital Partners Warrant]

NOTICE OF EXERCISE

To: Eco Soil Systems, Inc.

      (1)  The undersigned hereby elects to purchase                 shares of Common Stock (the “Common Stock”), of Eco Soil Systems, Inc. pursuant to the terms of the attached Warrant, and [       ] tenders herewith payment of the exercise price in full OR [       ] tenders the Warrant for cashless exercise, together with all applicable transfer taxes, if any.

      (2)  Calculation of cashless exercise value, if applicable:                                      .

      (3)  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Dated:

Signature

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute

this form and supply required information.
Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_________________________________________________________ whose address is
___________________________________________________________________________.

Dated:                ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX C

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

STOCK PURCHASE WARRANT

To Purchase 27,083 Shares of Common Stock of

Eco Soil Systems, Inc.

      THIS CERTIFIES that, for value received, BH Capital Investments, L.P. (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on June 23, 2005 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Eco Soil Systems, Inc., a corporation incorporated in Nebraska (the “Company”), up to Twenty-Seven Thousand Eighty-Three (27,083) shares (the “Warrant Shares”) of Common Stock, $0.005 par value, of the Company (the “Common Stock”). The initial purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $2.50. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Convertible Debentures and Warrants Purchase Agreement dated as of January 17, 2000 pursuant to which this Warrant has been issued (the “Purchase Agreement”), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

      1.   Title to Warrant.   Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

      2. Authorization of Shares.   The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      3.   Exercise of Warrant.   Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. This Warrant may also be exercised in whole or in part by means of a “cashless exercise” by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and the total cash exercise price of that part of the Warrant being exercised. Market Value for this purpose shall be the last trade on the Trading Day of such cashless exercise. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

      4.   No Fractional Shares or Scrip.   No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

      5.   Charges, Taxes and Expenses.   Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

      6.   Closing of Books.   The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

      7.   Transfer, Division and Combination.   (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

      (b)  This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

      (c)  The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

      (d)  The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

      8.   No Rights as Shareholder until Exercise.   This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

      9.   Loss, Theft, Destruction or Mutilation of Warrant.   The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond except as required by the Company’s transfer agent), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

      10.   Saturdays, Sundays, Holidays, etc.   If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      11.   Adjustments of Exercise Price and Number of Warrant Shares.

      (a)  Stock Splits, etc.   The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

      (b)  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.   In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume in writing or by operation of law the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

      12.   Voluntary Adjustment by the Company.   The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      13.   Notice of Adjustment.   Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

      14.   Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is expected to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

      15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

      The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

      Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

      Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

      Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

      16. Miscellaneous.

      (a)  Jurisdiction. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

      (b)  Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

      (c)  Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

      (d)  Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

      (e)  Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      (f)  Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (g)  Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

      (h)  Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder’s negligence, bad faith or willful misconduct in its capacity as a stockholder or warrant holder of the Company.

      (i)  Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

      (j)  Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

      (k)  Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature page follows]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: June 23, 2000

Eco Soil Systems, Inc.

By:

Max Gelwix, President and COO

NOTICE OF EXERCISE

To: Eco Soil Systems, Inc.

      The undersigned hereby elects to purchase                shares of Common Stock (the “Common Stock”), of Eco Soil Systems, Inc. pursuant to the terms of the attached Warrant, and [     ] tenders herewith payment of the exercise price in full OR [     ] tenders the Warrant for cashless exercise, together with all applicable transfer taxes, if any.

      Calculation of cashless exercise value, if applicable:                                        .

      Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Dated:

Signature

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute

this form and supply required information.
Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_________________________________________________________ whose address is
___________________________________________________________________________.

Dated:                ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX D

REVERSE STOCK SPLIT FORM

D-1

PROXY	PROXY

ECO SOIL SYSTEMS, INC.
10740 THORNMINT ROAD, SAN DIEGO, CA 92127

     THE UNDERSIGNED SHAREHOLDER(S) OF ECO SOIL SYSTEMS, INC. (“ECO SOIL”) HEREBY CONSTITUTES AND APPOINTS WILLIAM B. ADAMS AND MAX D. GELWIX, AND EACH OF THEM, ATTORNEYS AND PROXIES OF THE UNDERSIGNED, EACH WITH POWER OF SUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF ECO SOIL TO BE HELD ON SEPTEMBER 21, 2001 AT 3:00 P.M. PDT, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ACCORDING TO THE NUMBER OF SHARES OF COMMON STOCK OF ECO SOIL WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AS FOLLOWS:

     THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEE SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

1.	To elect the nominees for the Board of Directors of Eco Soil

[ ]	FOR the nominees listed below (except as marked to the contrary below)

WILLIAM S. POTTER ANDREW SCHACHTER

[ ]	WITHHOLD AUTHORITY to vote for the nominees listed

(INSTRUCTION: To vote for the nominees listed above, mark the “FOR” box, and to withhold authority for the nominees listed above, mark the “WITHHOLD AUTHORITY” box.)

     THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

2.	To approve, in accordance with Nasdaq National Market Rule 4350(i)(1)(D), the issuance by the Company of more than 20% of its common stock (based on 18,607,820 shares of common stock outstanding on January 24, 2000) upon the conversion of the Company’s 7% convertible secured debentures and upon exercise of related warrants.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of our common stock, at a ratio between one-for-ten and one for twenty to be determined at the discretion of the Board of Directors.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

4.	In their discretion, the Proxies are authorized to transact such other business as may properly come before the Meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the proposals described above.

     The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ECO SOIL SYSTEMS, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

Signature

Signature if held jointly

DATED:	, 2001

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.